SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 24, 1999

                             PROPERTY CAPITAL TRUST
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                                  -------------
                 (State or other jurisdiction of incorporation)

                   I-7003                        04-2452367
                   ------                        ----------
          (Commission File Number)   (IRS Employer Identification Number)

                        177 Milk Street, Boston, MA 02109
                        ---------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 482-4081
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                       This document consists of 4 pages.
                    The exhibit index is contained on page 3.

Item 5.  Other Events.

         On May 24, 1999, Property Capital Trust (the "Trust") issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  99.1     Press Release of the Company dated May 24, 1999.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 1999

                                    PROPERTY CAPITAL TRUST


                                    By: /s/ Robert M. Melzer
                                        --------------------
                                        Robert M. Melzer
                                        President, Chief Executive Officer
                                        and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release of the Trust dated May 24, 1999.

                                     Page 3